J.P. Morgan 36th Annual Healthcare Conference Dr. Sandy Macrae CEO January 10, 2018 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include, but are not limited to, the duration for which existing capital resources can provide for planned operations; the design of clinical trials and expected timing for release of data; the anticipated clinical development milestones and other potential value drivers in the future; the expected benefits of the collaboration with Pfizer; the expected capability of Sangamo’s technologies; the ability of Sangamo to research and develop novel gene-based therapies and the anticipated benefits of applying Sangamo’s ZFP technology platform to specific human diseases; anticipated benefits from corporate partnerships; and the potential of Sangamo’s genome editing technology to treat genetic diseases. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties. Factors that could cause actual results to differ include, but are not limited to, the dependence on the success of clinical trials of lead programs, the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation and completion of clinical trials, whether clinical trial results will validate and support the safety and efficacy of Sangamo’s therapeutics, the ability to establish strategic partnerships and our ability to control expenses and achieve our milestones that generate revenues under our agreements. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Sangamo and its partners will be able to develop commercially viable gene-based therapeutics. Actual results may differ from those projected in forward-looking statements due to risks and uncertainties that exist in Sangamo’s operations and business environments. These risks and uncertainties are described more fully in Sangamo’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. Forward-looking statements contained in this presentation are based on our current expectations and are made as of the date hereof. Sangamo undertakes no duty to update such information except as required under applicable law. Forward Looking Statements

We are committed to translating ground-breaking science into genomic therapies that transform patients’ lives

Sangamo is investing across four technological platforms for genomic medicines Genome Editing Gene Therapy Cell Therapy Gene Regulation

2017 Accomplishments Technology Optimized Zinc Finger technology platform Improved cell therapy editing: >90% T-cell multiplexing efficiency Demonstrated AAV.SGMO crosses blood-brain barrier via IV delivery in mice Advanced LNP platform after demonstrating highly efficient editing and protein knock down in mice

2017 Accomplishments Clinical Initiated 3 Phase 1/2 clinical studies for hemophilia A, MPS I and MPS II Dosed patients in SB-525 hemophilia A gene therapy study First ever patient treated with in vivo genome editing FDA acceptance of IND for ST-400 beta-thalassemia

2017 Accomplishments Corporate Global collaboration agreement with Pfizer for SB-525 (hemophilia A) Strengthened balance sheet; cash runway of more than 2 years Secured new corporate HQ in South San Francisco biotech hub Expanded manufacturing capacities and secured cGMP vector supply chain ZFP-TF gene regulation collaboration agreement with Pfizer for C9ORF72-linked ALS and FTLD

ZFNs: The platform of choice for therapeutic genome editing ZFN ZFN

ZFNs: The platform of choice for therapeutic genome editing Efficiency Precision Specificity ZFNs

Recent innovations drive exceptional performance Innovation Result New dimer architectures yield higher modification activity Increase DNA editing efficiency to as high as 99.5% Phosphate contact tuning via replacement of key residues Off-target cleavage undetectable (>1000 fold reduction) Specificity Precision Efficiency New linkers for configuring DNA-binding modules 300-fold increase in design options for targeting any given sequence Precision Specificity Efficiency Precision Specificity Efficiency

SB-318: MPS I SB-913: MPS II SB-FIX: Hemophilia B SB-525: Hemophilia A ST-920: Fabry Disease ST-400: Beta-thalassemia BIVV-003: Sickle Cell Disease Sangamo Therapeutic Development Therapeutic programs Research T-cell Immuno-Oncology CNS: ALS/FTLD (C9ORF72) CNS: Tauopathies Technology: ZFNs, AAV, LNPs

Tissue Research Preclinical Phase 1/2 Phase 3 Liver (Rare Disease) MPS I (SB-318) MPS II (SB-913) Hemophilia B (SB-FIX) Hemophilia A (SB-525) Fabry Disease (ST-920) Brain (CNS Diseases) Tauopathies ALS/FTLD - C9ORF72 Huntington’s Disease T Cells (Immunology, Oncology) Oncology - allogeneic Immunology Stem Cells (Transplant) Beta-thalassemia (ST-400) Sickle Cell Disease (BIVV-003) Investigator Sponsored Clinical Research HIV (T Cell) HIV (Stem Cell) Product portfolio diversified across tissue, disease and technology Gene Therapy Genome Editing Cell Therapy Gene Regulation

Genome Editing SB-318: MPS I SB-913: MPS II SB-FIX: Hemophilia B Gene Therapy Liver (Rare Diseases) SB-525: Hemophilia A ST-920: Fabry disease

In vivo genome editing of albumin: harnessing the liver’s most highly expressed locus albumin gene H TG H transgene transgene + zinc finger nucleases Packaging into AAV vectors In the liver Delivery Strong albumin promoter AAV vectors

Phase 1/2 Clinical Trial Status INDs open Studies initiated 14 sites active by YE 2017 First patient treated (MPS II) Preliminary data expected 1H 2018 Genome editing program summaries for SB-318, SB-913 and SB-FIX SB-318: MPS I SB-913: MPS II SB-FIX: Hemophilia B Regulatory Designations US Orphan Drug Rare Pediatric Disease Fast Track EMA Orphan Medicinal Product Phase 1/2 Clinical Trial Status IND open Study initiated 4 sites active at YE 2017 Multiple patients screening Preliminary data expected in 2018 Regulatory Designations US Orphan Drug Fast Track

Sangamo’s AAV cDNA gene therapy platform: potential for potent therapeutic solutions for adults with rare monogenic diseases transgene AAV vectors liver cell DNA therapeutic gene nucleus liver cell Delivery Packaging into AAV vectors In the liver

Amended study protocol with FDA – allows flexibility to dose-escalate after 2 patients / cohort Strong collaborative relationship with Pfizer focused on long-term success Gene therapy program summary for SB-525 Regulatory Designations US Orphan Drug Fast Track EMA Orphan Medicinal Product Phase 1/2 Clinical Trial Status IND open Study initiated 8 sites active at YE 2017 3 patients treated Preliminary data expected 1H 2018 SB-525: Hemophilia A

Gene therapy program summaries for SB-525 and ST-920 Regulatory Designations US Orphan Drug Fast Track EMA Orphan Medicinal Product Phase 1/2 Clinical Trial Status IND open Study initiated 8 sites active at YE 2017 3 patients treated Protocol amended with FDA – 2 pts / cohort Preliminary data expected 1H 2018 SB-525: Hemophilia A Therapeutic Program Status IND enabling studies ongoing IND filing expected mid-2018 ST-920: Fabry Disease **GLAKO used as Fabry mouse model of disease

Stem Cells ST-400: Beta-thalassemia BIVV-003: Sickle Cell Disease T Cells Allogeneic CAR-T / TCR Immunotherapy Cell Therapy

Autologous, gene-edited cell therapies for beta-thalassemia and sickle cell disease Gene editing Manufacture ST-400 stem cells via transient, non-viral delivery of ZFN mRNA Harvest ST-400 stem cells are cryo-preserved and shipped to treatment center BCLA11 Enhancer Sequence BCLA11 Enhancer Knocked Out Deletion cGMP Manufacturing Facility Apheresis Isolate CD34+ Hematopoietic stem cells from patient’s blood Infusion ST-400 stem cells are infused back to the patient (with myloablative pre-conditioning to promote engraftment) Functional RBCs with fetal hemoglobin produced from ST-400 stem cells Patient 1 2 3 4

Cell therapy program summaries for ST-400 and BIVV-003 ST-400: Beta-thalassemia BIVV-003: Sickle Cell Disease Phase 1/2 Clinical Trial Status IND filing expected in 2018 Phase 1/2 Clinical Trial Status IND open Study initiation early 2018 First enrolled subject expected mid-2018 Highly efficient, precise gene editing; low risk of insertional mutagenesis Leverages naturally-occurring, protective mechanism to increase fetal-hemoglobin Non-viral delivery of ZFNs Strategic Advantages Potentially superior long-term safety profile

Manufacturing allogeneic T-cell therapies with ZFNs HLA knock-out TCR knock-out Targeted insertion of CAR gene cGMP Manufacturing Facility Healthy Donor Apheresis Isolate T-cells from a healthy donor’s blood T-cell Manufacturing Transient, non-viral delivery of ZFN mRNA to manufacture universal CAR-T cells via single-step, multiplexed gene editing Harvest & Storage Universal CAR-T cells are harvested, cryo-preserved and stored in a secure cell bank Infusion (Patients) Universal, off-the-shelf CAR-T cells are infused into new patients, on-demand 1 2 3 4

Allogeneic cell therapy production: high efficiency is critical for single-step multiplexed genome editing 1 KO+1 KO +1 TICompounded Efficiency Very High 99% x 99% x 99% = 97% High 90% x 90% x 90% = 73% Medium 70% x 70% x 70% = 34% Low 50% x 50% x 50% = 13%

We can reliably hit >90% gene editing efficiency in T-cells Transgene Expression 91% Targeted Insertion (TI) HLA Expression T-cell Receptor Expression 93% Double KO Precise KO at TRAC and B2M loci with no detectable off-target activity Precise TI with no detectable off-target activity

Simultaneous multiplex editing efficiencies: 3x ZFN KO + 1x TI 76% of cells have all 4 edits KO: TCR, β2M and CISH; TI: GFP (TRAC) % EDITING POTENTIAL APPLICATION: Universal T cells with checkpoint gene knock-out SINGLE STEP EDITING ZFN Knock-out TCR (TRAC) HLA-class I (β2M) CISH (checkpoint gene) Targeted Insertion GFP (into TRAC)

Gene Regulation Huntington’s disease Tauopathies C9ORF72 for ALS and FTLD Brain (CNS Diseases)

Sangamo’s gene regulation platform: precise and specific regulation of a mutated gene allele to treat various CNS diseases Packaging into AAV vectors Potential Routes of Administration In Neurons Intravenous Intrathecal Intracranial ZFP-TF represses tau DNA ZFP-TF does not integrate into the genome Gene cassette for ZFP-TFs AAV Vectors

New R&D collaboration with Pfizer to develop gene therapy for ALS and FTLD using Sangamo’s ZFP-TF gene regulation platform Gene Regulation C9ORF72 gene target Transcription Start Site ATG Wildtype allele Disease allele G4C2 < 30 G4C2 > 100

New R&D collaboration with Pfizer to develop gene therapy for ALS and FTLD using Sangamo’s ZFP-TF gene regulation platform $12M Upfront payment $60M Development, regulatory and first commercial sale milestones $90M Sales milestones Tiered royalties on net sales Gene Regulation C9ORF72 gene target

AAV.SGMO delivery via IV or ICV administration results in greater neuronal transduction efficiency compared to AAV9 Motor Cortex Cerebellum Hippocampus AAV.SGMO IV ICV AAV9 IV ICV Route of Admin.

AAV.SGMO ZFP-TF: potent tau reduction via IV / ICV administration



Motor Cortex
% Normalized Tau Expression
— **** ****
100 31 73
100
50
0
PBS IV ICV
SGMO
Hippocampus
% Normalized Tau Expression
— **** **
100 44 84
100
50
0
PBS IV ICV
SGMO
Brainstem
% Normalized Tau Expression
— **** ****
100 47 63
100
50
0
PBS IV ICV
SGMO

Up to ~50-70% tau reduction in targeted brain regions for tauopathies

N=3-6. Mean +/- SD. * P <0.05; ** P <0.01; *** P <0.001; **** P < 0.0001.

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2018 Priorities

Sangamo owned cGMP facility along with expanded agreement with Brammer Bio enables flexible supply to support expanding pipeline Sangamo cGMP facility initially focused on product development and Phase 1/2 clinical trial supply for new pipeline programs Brammer agreement provides dedicated capacity for clinical supply of Sangamo’s lead development programs Capability to manufacture AAV and autologous / allogeneic cell therapies Balanced manufacturing approach to ensure clinical supply and control of quality, cost and timelines Balanced manufacturing strategy ensures cGMP clinical supply for current and future pipeline programs *Digital rendering of Sangamo cGMP facility

1 Clinical 2018 steps toward long-term success of Sangamo 2 3 4 5 Technology Partnerships Corporate Pipeline Demonstrate clinical progress on core assets with preliminary clinical data beginning 1H 2018 Advance ST-400 BT program with FPI in mid-2018 and support Bioverativ IND filing for SCD. File IND for Fabry disease Continue to set gene editing standards for precision, efficiency and specificity and operationalize platform improvements Collaborate with the right partners to deliver best-in-class medicines to patients (e.g. oncology, CNS) Establish new headquarters and construct state-of-the-art cGMP manufacturing facility in Brisbane, California

Thank you.